Exhibit 10.1
ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), is made as of this 2nd day of March, 2009 (the “Effective Date”), by and between:

Digirad Imaging Solutions, Inc., a Delaware corporation with offices at 13950 Stowe Dr., Poway, California, 92064 (“DIS”, being referred to from time to time as the “Seller”),

Daniel D. Rice, an individual, Denise Nelson, an individual and Greg Nelson, an individual (collectively, the “Guarantors”), and

Antigua Medical Services, LLC, an Ohio limited liability company with offices at [***] (the “Buyer”).

WITNESSETH:

WHEREAS, DIS owns certain assets and has such contractual and business relationships which it uses in connection with solid-state medical imaging business and activities (the “Business”); and

WHEREAS, the Seller desires to sell, and the Buyer desires to purchase certain assets of DIS for the consideration and upon the terms and conditions set forth in this Agreement and the exhibits hereto; and

WHEREAS, concurrently with the execution of this Agreement, the Buyer, Mr. Rice, Mr. Nelson, and the Seller have or will enter into each of the following agreements: (i) a License Agreement, (ii) a Bill of Sale (the “Bill of Sale”) (iii) an Assignment and Assumption Agreement  (the “Assignment and Assumption Agreement”); (iv) a service contract for each camera purchased (each, a “Service Contract” and together, the “Service Contracts”); and (v) a Non-Competition Agreement (the “Non-Competition Agreement”).  The Agreement, the Bill of Sale, the License Agreement, Assignment and Assumption Agreement, the Service Contracts and the Non-Competition Agreement are collectively referred to as the “Operative Agreements.”

WHEREAS, Daniel D. Rice, Denise Nelson and Greg Nelson (together, the “Guarantors”) are affiliates of the Buyer.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

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ARTICLE 1
PURCHASE AND SALE OF ASSETS

1.1           Purchased Assets.  Subject to the terms and conditions hereof, at the Closing (defined below), the Seller shall assign, convey, sell, and/or transfer to the Buyer, and the Buyer shall purchase or be assigned all the Seller’s rights in and to the following assets (the “Purchased Assets”):

(a)           all tangible property set forth on Schedule 1.1(a); and

(b)           the contracts to which DIS is a party listed on Schedule 1.1(b) (the “DIS Contracts”).

ARTICLE 2
PURCHASE PRICE AND PAYMENT

(a)           Purchase Price.  Concurrently with the execution of this Agreement, the Buyer agrees to pay the Seller [***] (the “Purchase Price”), payable by wire transfer in immediately available funds in the amount of [***], to an account designated by the Seller to the Buyer.  No adjustment to the Purchase Price shall be made for any reason, including, without limitation, the cancellation of any of the DIS Contracts post-Closing, or the condition of any of the Purchased Assets.

ARTICLE 3
CLOSING

3.1           Deliverables.  Concurrently with the execution and delivery of this Agreement (the “Closing”), and in addition to any other actions contemplated elsewhere herein:

(a)           The Seller shall deliver, or cause to be delivered, to the Buyer the following:

(i)           the Bill of Sale and Assignment and Assumption Agreement, each duly executed by the Seller;

(ii)          the License Agreement, duly executed by the Seller;

(iii)         the Service Contracts, duly executed by the Seller;

(iv)         the Non-Competition Agreement, duly executed by the Seller;

(v)          transfer of title, or proof of submitted title transfer application and payment of applicable fees, for [***] vans;

(vi)         the Transition Services Agreement, duly executed by the Seller;

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(vii)        copies of the resolutions of the Board of Directors of Digirad Corporation and DIS authorizing the execution, delivery and performance of this Agreement and the other agreements and instruments referred to herein;

(viii)       such other documents and instruments as the Buyer may reasonably request to effectuate or evidence the transactions contemplated by this Agreement.

(b)           The Buyer and the Guarantors, as applicable, shall deliver, or shall cause to be delivered, to the Seller the items described below:

(i)            the Purchase Price, in immediately available funds, to an account specified by the Seller;

(ii)           the License Agreement, duly executed by the Buyer;

(iii)          the Service Contracts, duly executed by the Buyer;

(iv)          the purchasing arrangement side letter, duly executed by the Buyer;

(v)           the Non-Competition Agreement, duly executed by the Buyer and Guarantors;

(vi)          [***]; and

(vii)         such other documents and instruments as the Seller may reasonably request to effectuate or evidence the transactions contemplated by this Agreement.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER

4.1           Effective as of the Effective Date, the Seller hereby represents and warrants to the Buyer the following:

(a)           Organization and Good Standing.  The Seller is a corporation duly established, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the power and authority to carry on the Business as presently conducted, to own the assets which it owns and to perform its obligations hereunder.  The Seller is duly qualified and in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on such properties or activities of the Seller.

(b)           Power and Authorization.  The Seller has full legal right, power and authority to enter into and perform its obligations under this Agreement and under the other agreements and documents (the “Seller Transaction Documents”) required to be delivered by it prior to or at the Closing.  This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms.  When executed and delivered as contemplated herein, each of the Seller Transaction Documents to which it is a party shall constitute the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

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4.2           Title.  The Seller has good title to the Purchased Assets owned by it and all Purchased Assets owned by the Seller are in the possession or under the control of the Seller.  None of the Purchased Assets which Seller owns is subject to any security interest, pledge, lien or encumbrance (collectively “Liens”), except such Liens as to which the holder of such Liens has consented to the transactions contemplated hereby and has released its Liens upon the Purchased Assets.

4.3           DIS Contracts.  Each of the DIS Contracts is currently in effect, is enforceable in accordance with its terms, and Seller is not in default in any material respect of any DIS Contract, and, to Seller’s knowledge, since January 1, 2009, the other party to each DIS Contract is not in default in any material respect of such DIS Contract.  Each of the DIS Contracts is assignable by its terms without customer approval. Seller has made available to Buyer a true and correct copy of each DIS Contract, as amended through the Closing Date.

4.4           No Other Warranties. Except as may be expressly written in this Agreement or an agreement set forth in Section 3.1(b) above, all Assets are provided “as is” with no warranties, express or implied.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE BUYER

5.1           Effective as of the Effective Date, the Buyer hereby represents and warrants to the Seller the following:

(a)           Organization and Good Standing.  The Buyer is a limited liability company duly established, validly existing and in good standing under the laws of the jurisdiction in which it is formed and has the power and authority to carry on its business as presently conducted, to own the assets which it owns and to perform its obligations hereunder.  The Buyer is duly qualified and in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on such properties or activities of the Buyer.

(b)           Power and Authorization.  The Buyer and each Guarantor has the full legal right, power and authority to enter into and perform its or his obligations under this Agreement and under the other agreements and documents required to be delivered by it prior to or at the Closing (the “Buyer Transaction Documents”).  The execution, delivery and performance by the Buyer of this Agreement and the Buyer Transaction Documents have been duly authorized by all necessary actions as a corporation.  This Agreement has been duly and validly executed and delivered by the Buyer and each Guarantor.  This Agreement constitutes, and when executed and delivered as contemplated herein, each of the Buyer Transaction Documents shall constitute, the legal, valid and binding obligation of the Buyer and each Guarantor, enforceable against the Buyer and each Guarantor in accordance with its terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by the availability of equitable remedies.

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(c)           Brokers.  No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Buyer or a Guarantor.

ARTICLE 6
POST-CLOSING COVENANTS AND AGREEMENTS

6.1           RAM License Transfer; Transition Period Covenants.

(a)           The Seller’s radioactive materials licenses for the Las Vegas, Phoenix and Tucson locations (the “RAM Licenses”) are currently in full force and effect, and they have not been suspended or cancelled, nor is any such suspension or cancellation pending or, to Seller’s Knowledge, threatened.

(b)           In connection with the purchase and sale of the Purchased Assets, the Seller will transfer or assign to the Buyer its RAM Licenses, as permitted by applicable law and approved by the controlling government agencies (the “Transfer”).  [***].

(c)           [***].

(d)           [***].

(e)           [***].

6.2           [***].

6.3           No Guarantee. Subject to the standards set forth in Section 7.3 below, DIS represents that it has made good faith investigation with respect to the transferability of the RAM Licenses [***]; however, Buyer understands and agrees that DIS does not have ultimate authority over or power to grant the transfers and therefore DIS does not guarantee or warrant that the third parties with ultimate authority over such Transfers will authorize and effectuate such transfers.

6.4           [***].

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6.5           Taxes.  All sales, use, value-added, gross receipts, excise, registration, stamp duty, transfer, application or other similar taxes or governmental fees (“Transfer Taxes”) imposed or levied by reason of, in connection with or attributable to this Agreement and the transactions contemplated hereby shall be paid by Buyer. The parties shall cooperate with each other to the extent reasonably requested and legally permitted to minimize any Transfer Taxes.  Seller shall be responsible for all taxes with respect to the Purchased Assets that are incurred prior to the Closing (the “Prior Taxes”), so long as such Prior Taxes were not imposed or levied by reason of, in connection with or attributable to this Agreement or the transactions contemplated hereby.

6.6           [***].

ARTICLE 7
COVENANTS

7.1           Confidentiality.  Each party hereto agrees that this Agreement and every provision hereof shall be strictly confidential and shall not be disclosed to any other person other than: (i) with the written consent of the parties; (ii) if it is required by law; (iii) if it is made pursuant to existing contractual obligations; or (iv) if it is required by any rule or regulation of any securities exchange or regulatory or governmental entity whether or not this has the force of law.

7.2           Consents.  The Seller shall promptly apply for or otherwise seek and use its commercially reasonable efforts to obtain all consents and approvals required to be obtained by it for the consummation of the transactions contemplated hereby, including all consents, waivers or approvals from the third parties to the contracts set forth on Schedule 1.1(b).

7.3           Further Assurances.  Each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (a) the taking of all acts necessary to cause the conditions precedent set forth in ARTICLE 7 to be satisfied, (b) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed and (c) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

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7.4           Guarantee. Each Guarantor executes this Agreement for the sole purpose of (i) making the representations and warranties of such Guarantor contained herein; (ii) agreeing to cause his affiliate, Buyer, to comply with all obligations imposed upon it under the Operative Documents in a timely manner, and (iii) agreeing to fully guarantee such performance, together with any and all payment obligations under the Operative Documents. Each undersigned Guarantor agrees that this guaranty is irrevocable, absolute and unconditional, and shall remain in effect regardless of whether Purchaser is no longer liable for its obligations under the Operative Documents, whether through discharge in bankruptcy or otherwise; provided, however, in addition to any defenses or remedies Guarantor may have, Guarantor shall be entitled to all defenses or remedies available to Purchaser. Guarantor waives all presentment, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this guaranty, and notices of the existence, creation, or incurring of new or additional obligations of Purchaser under the Agreement. This guaranty and the liability and obligations of the undersigned hereunder are binding upon the undersigned and his successors, transferees and assigns, and inures to the benefit of and is enforceable by Seller, any affiliates of Seller who have executed any of the Operative Documents, and their successors, transferees and assigns, and all references herein to “Seller” shall include such affiliates and their respective successors, transferees and assigns. This guaranty shall be deemed to be made under and shall be governed by the laws of the State of Arizona in all respects, including matters of construction, validity and performance, and the terms and provisions hereof may not be waived, altered, modified or amended except in a writing duly signed by an authorized officer of Seller and each Guarantor. If any provisions of this guaranty shall contravene or be held invalid under the laws of any jurisdiction, this guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

7.5           Condition of Vans.

(a)           Seller represents and warrants that, as of the date of Closing, the [***] vans purchased hereunder (serial numbers [***]) (the “Sprinters”) are each in adequate working order and operating condition, except for ordinary wear and tear (having regard to age and value).

(b)           [***].

(c)           [***].

ARTICLE 8
TERMINATION

8.1           Termination.  This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date by notice executed and delivered by Buyer or the Seller.

A termination pursuant to this Section 8.1 shall be effected by delivery of written notice of such termination by the terminating party to the other party.  Where action is taken to terminate this Agreement pursuant to this Section 8.1, it shall be sufficient for such action to be authorized by the board of the party taking such action.

8.2           Effect of Termination.  Any termination of this Agreement permitted under Section 8.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto.  In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect, except as set forth in Section 7.1, this

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8.3           Section 9.2 and ARTICLE 9 (miscellaneous provisions), each of which shall survive the termination of this Agreement.

ARTICLE 9
MISCELLANEOUS

9.1           Survival of Representations and Warranties.  Except as otherwise expressly provided in this Agreement, none of the representations and warranties made by the parties in this Agreement and in the certificates, documents and schedules delivered pursuant hereto shall survive the Closing of the transactions contemplated hereunder.

9.2           Further Assurances.  Each party hereto shall use commercially reasonable efforts to comply with all requirements imposed hereby on such party and to cause the transactions contemplated hereby to be consummated as contemplated hereby and shall, from time to time and without further consideration, either before or after the Closing, execute such further instruments and take such other actions as any other party hereto shall reasonably request in order to fulfill its obligations under this Agreement and to effectuate the purposes of this Agreement and to provide for the orderly and efficient transition of the ownership of the Purchased Assets to the Buyer.

9.3           Costs and Expenses.  Except as otherwise expressly provided herein, each party shall bear its own expenses in connection herewith.  Any and all transfer, sales, use, documentary and similar taxes and recording and filing fees incurred in connection with the transactions contemplated herein shall be borne by the Buyer (and not by the Seller).

9.4           Notices.  All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered to the persons set forth below or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telegram, facsimile, receipt acknowledged, at the address of the party first set forth above or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the others.  Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefore in all other cases.

The Seller:               Digirad Imaging Solutions, Inc.
Attn: President
13950 Stowe Dr.
Poway, California 92064

With a Copy to:      Martin J. Waters, Esq.
Wilson Sonsini Goodrich & Rosati PC
12235 El Camino Real, Suite 200
San Diego, California 92130

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The Buyer:              Antigua Medical Services, LLC,
a Ohio limited liability company
[***]
Attention: Manager

With a Copy to:                      [***]
Attn: Dan Rice

9.5           Assignment and Benefit.

(a)           No party to this Agreement shall assign this Agreement or any rights hereunder, or delegate any obligations hereunder, without the prior written consent of the other party, except that DIS or Digirad may assign this contract in connection with a merger or other change of control.  Subject to the foregoing, this Agreement and the rights and obligations set forth herein shall inure to the benefit of, and be binding upon, the parties hereto, and each of their respective successors, heirs and assigns.

(b)           This Agreement shall not be construed as giving any person, other than the parties hereto and their permitted successors, heirs and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and permitted successors, heirs and assigns and for the benefit of no other person or entity.

9.6           Amendment, Modification and Waiver.  The parties may amend or modify this Agreement in any respect.  Any such amendment or modification shall be in writing signed by the Buyer and the Seller.  The waiver by a party of any breach of any provision of this Agreement shall not constitute or operate as a waiver of any other breach of such provision or of any other provision hereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

9.7           Governing Law.  The parties acknowledge and agree that the majority of the Purchased Assets are located in Arizona.  This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of Arizona, without giving effect to otherwise applicable principles of conflicts of law.

9.8           Section Headings and Defined Terms.  The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.  The terms defined herein and in any agreement executed in connection herewith include the plural as well as the singular and the singular as well as the plural, and the use of masculine pronouns shall include the feminine and neuter.  Except as otherwise indicated, all agreements defined herein refer to the same as from time to time amended or supplemented or the terms thereof waived or modified in accordance herewith and therewith.

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9.9           Severability.  The invalidity or unenforceability of any particular provision, or part of any provision, of this Agreement shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

9.10           Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original (including facsimile signatures); and any person may become a party hereto by executing a counterpart hereof, but all of such counterparts together shall be deemed to be one and the same instrument.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

9.11           Entire Agreement.  This Agreement, together with the schedules and the agreements, exhibits, schedules and certificates referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the purchase and sale of the Purchased Assets and supersede all prior agreements and understandings, relating to the matters specifically addressed herein and therein.

9.12           Certain Definitions.  The following terms used in this Agreement shall have the meaning set forth below unless the context otherwise clearly indicates:

(a)           “material” means (i) with respect to any item, fact, condition or circumstance of a party, that such item, fact, condition or circumstance, individually or in the aggregate with other items, facts, conditions or circumstances affecting such party, would cause an adverse effect of [***] or more to the other party subsequent to the closing of the transactions contemplated by this Agreement or (ii) with respect to any contract or series of related contracts that in the aggregate represents the payment or receipt by any party thereto of [***] or more.

(b)           “person” means any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

[signatures on following page]

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement, all as of the date first above written.

THE SELLER

DIGIRAD IMAGING SOLUTIONS, INC.
A Delaware corporation

By:	/s/ Todd Clyde
Name: Todd Clyde
Title: Chief Executive Officer

THE BUYER

ANTIGUA MEDICAL SERVICES, LLC,
An Ohio limited liability company

By:	/s/ Daniel D. Rice
Daniel D. Rice, Manager

GUARANTORS

/s/ Daniel D. Rice
Daniel D. Rice, an individual

/s/ Greg Nelson
Greg Nelson, an individual

/s/ Denise Nelson
Denise Nelson, an individual

Signature Page to Asset Purchase Agreement

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Schedule 1.1(a)

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Schedule 1.1(b)

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Schedule 6.4

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